Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of December 11th, 2009, is among Cabela’s Incorporated, a Delaware corporation, Van Dyke’s Restorers, Inc. (formerly Van Dyke Supply Company, Inc.), a South Dakota corporation, Cabela’s Ventures, Inc., a Nebraska corporation, Cabela’s Outdoor Adventures, Inc., a Nebraska corporation, Cabela’s Wholesale, Inc., a Nebraska corporation (for itself and as successor in interest to Cabela’s Catalog, Inc., Cabela’s Retail, Inc. and Cabelas.com, Inc.), Cabela’s Marketing and Brand Management, Inc., a Nebraska corporation, WW Acquisition Company, LLC (formerly Wild Wings, LLC), a Minnesota limited liability company, Cabela’s Retail LA, LLC, a Nebraska limited liability company, Cabela’s Trophy Properties, LLC, a Nebraska limited liability company, Original Creations, LLC, a Minnesota limited liability company, Cabela’s Retail TX, L.P., a Nebraska limited partnership, Cabela’s Retail GP, LLC, a Nebraska limited liability company, CRLP, LLC, a Nebraska limited liability company, Legacy Trading Company, a South Dakota corporation, Cabela’s Retail MO, LLC, a Nebraska limited liability company and Cabela’s Retail IL, Inc., an Illinois corporation (individually, a “Borrower” and, collectively, the “Borrowers”), the banks which are signatories to the Credit Agreement (as defined below) (individually, a “Bank” and, collectively, the “Banks”), and U.S. Bank National Association, one of the Banks, as agent for the Banks (in such capacity, the “Agent”).

RECITALS

1.           The Borrowers, the Banks and the Agent entered into a Second Amended and Restated Credit Agreement dated as of July 15, 2005, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of August 15, 2007 (as the same may  be amended, restated, or modified from time to time, the “Credit Agreement”); and

2.           The Borrowers desire to amend certain provisions of the Credit Agreement, and the Banks have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.   Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

1.1           Amendments.  Section 6.11(k) of the Credit Agreement is amended to read in its entirety as follows:

(k)           Contributions of capital by any Borrower or any Subsidiary to WFB (i) in an amount not to exceed $25,000,000 in any fiscal year plus (ii) in an amount not to exceed $225,000,000 in calendar year 2010 if any capital contribution is required due to changes in GAAP and regulatory requirements for WFB to remain well capitalized in accordance with the capital guidelines and ratios set forth by the  Federal Deposit Insurance Corporation.

Section 2.   Effectiveness of Amendments.  The amendments contained in this Amendment shall become effective (the “Effective Date”) upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

2.1           This Amendment, duly executed by the Borrowers.

2.2           A certificate executed by an officer or designated representative of a partner of each Borrower (i) certifying that, except as set forth in the certificate attached as Exhibit A, there has been no amendment to the Articles of Incorporation and Bylaws or Operating Agreement, as applicable, of such Borrower since true and accurate copies of the same were delivered to the Banks with a certificate of a properly designated representative of such Borrower dated July 15, 2005, February 22, 2006 or June 15, 2007, as applicable, (ii) certifying that the resolutions previously delivered to the Banks with a certificate of a properly designated representative of such Borrower dated July 15, 2005, February 22, 2006 or June 15, 2007, as applicable, are still effective, and (iii) certifying that the individual signing the certificate is authorized to execute this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment  (collectively, the “Amendment Documents”), all in a form as set forth on Exhibit A hereto.

2.3           Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

2.4           The Administrative Agent shall have received the fees set forth in the separate letter agreement dated as of the date hereof between the Administrative Agent and the Borrowers’ Agent.

2.5           The Administrative Agent shall have received a closing fee equal to 0.50% of the Revolving Commitment Amount, as of the Effective Date, of each Bank which executes this Amendment.

2.6           The Borrowers shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

Section 3.   Representations, Warranties, Authority, No Adverse Claim.

3.1           Reassertion of Representations and Warranties, No Default.  Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Banks.

3.2           Authority, No Conflict, No Consent Required.  Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of the Borrower’s Articles of Incorporation, Bylaws, Operating Agreement, or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Banks.  Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Banks.

3.3           No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Obligations.

Section 4.   Affirmation of Credit Agreement, Further References.  Each Bank and each Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect.  All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.

Section 5.   Merger and Integration, Superseding Effect.  This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.

Section 6.   Severability.  Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 7.   Successors.  The Amendment Documents shall be binding upon the Borrowers and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Banks and the successors and assigns of the Banks.

Section 8.   Legal Expenses.  As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

Section 9.   Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 10.         Counterparts.  The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 11.        Governing Law.  THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

[The remainder of this page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

CABELA’S INCORPORATED
CABELA’S OUTDOOR ADVENTURES, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WW ACQUISITION COMPANY, LLC (FORMERLY WILD WINGS, LLC)
LEGACY TRADING COMPANY
CABELA’S TROPHY PROPERTIES, LLC
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL GP, LLC
CRLP, LLC
CABELA’S RETAIL MO, LLC

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Vice President, CFO Secretary or Treasurer

VAN DYKE’S RESTORERS, INC. (FORMERLY VAN DYKE SUPPLY COMPANY, INC.)

By:	/s/ Jeff Jung
Name:	Jeff Jung
Title:	Secretary and Treasurer

CABELA’S RETAIL TX, L.P.

By:	Cabela’s Retail GP, LLC Its: General Partner

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Secretary and Treasurer

[Signature Page 1 to Second Amendment to
Second Amended and Restated Credit Agreement]

CABELA’S RETAIL IL, INC.

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Secretary and Treasurer

[Signature Page 2 to Second Amendment to
Second Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, in its individual corporate capacity and as Administrative Agent

By:	/s/ Patrick Spethman
Name:	Patrick Spethman
Title:	Vice President

[Signature Page 3 to Second Amendment to
Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.

By:	/s/ Michael T. Letsch
Name:	Michael T. Letsch
Title:	Vice President

[Signature Page 4 to Second Amendment to
Second Amended and Restated Credit Agreement]

COMERICA BANK

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

[Signature Page 5 to Second Amendment to
Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael V. Hinrichs
Name:	Michael V. Hinrichs
Title:	Vice President

[Signature Page 6 to Second Amendment to
Second Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Eric Pratt
Name:	Eric Pratt
Title:	Vice President

[Signature Page 7 to Second Amendment to
Second Amended and Restated Credit Agreement]

SOVEREIGN BANK

By:	/s/ Jeffrey N. Kauffman
Name:	Jeffrey N. Kauffman
Title:	Vice President

[Signature Page 8 to Second Amendment to
Second Amended and Restated Credit Agreement]

BANK OF THE WEST

By:	/s/ William Honke
Name:	William Honke
Title:	Vice President

[Signature Page 9 to Second Amendment to
Second Amended and Restated Credit Agreement]

SUNTRUST BANKS, INC.

By:	/s/ Michael J. Vegh
Name:	Michael J. Vegh
Title:	Vice President

[Signature Page 10 to Second Amendment to
Second Amended and Restated Credit Agreement]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Michael V. Hinrichs
Name:	Michael V. Hinrichs
Title:	Vice President

[Signature Page 11 to Second Amendment to
Second Amended and Restated Credit Agreement]

EXHIBIT A TO
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

CERTIFICATE

This Certificate is executed and delivered pursuant to Section 2.2 of that certain Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”), dated concurrently herewith, by and among each of the undersigned, the banks which are signatories to the Credit Agreement (as defined in the Second Amendment) (individually, a “Bank” and, collectively, the “Banks”), and U.S. Bank National Association, one of the Banks, and as agent for the Banks (in such capacity, the “Agent”).  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Second Amendment.  The undersigned hereby certifies to the Agent and the Banks as follows:

1.           Attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of Cabela’s Wholesale, Inc., certified by the Nebraska Secretary of State, which Articles of Incorporation are in full force and effect on the date hereof.

2.           Attached hereto as Exhibit B is a true and correct copy of the Articles of Incorporation of Van Dyke’s Restorers, Inc., certified by the South Dakota Secretary of State, which Articles of Incorporation are in full force and effect on the date hereof.

3.           Attached hereto as Exhibit C is a true and correct copy of the articles of dissolution of Cabela’s Lodging, LLC, certified by the Nebraska Secretary of State.

4.           Attached hereto as Exhibit D is a true and correct copy of the Articles of Organization of WW Acquisition Company, LLC, certified by the Minnesota Secretary of State, which Articles of Organization are in full force and effect on the date hereof.

5.           Except as set forth in paragraphs 1, 2, 3 and 4 above, there has been no amendment to the Articles of Incorporation and Bylaws or Operating Agreement, as applicable, of each of the undersigned Borrowers since true and accurate copies of the same were delivered to the Banks with a certificate of an officer or designated representative for a partner of such Borrower dated July 15, 2005, February 22, 2006 or June 15, 2007, as applicable.

6.           The resolutions previously delivered to the Banks with a certificate of an officer or designated representative for a partner of such Borrower dated July 15, 2005, February 22, 2006 or June 15, 2007, as applicable, are still effective.

Ex A-1

7.           The undersigned is (i) an officer or (ii) a designated representative for a partner of each Borrower, and is authorized to execute the Second Amendment and any other instrument or agreement executed by such Borrower in connection with the Second Amendment.

[The remainder of this page intentionally left blank; signature page follows.]

Ex A-2

IN WITNESS WHEREOF, this certificate has been executed as of December ___, 2009.

CABELA’S INCORPORATED
CABELA’S OUTDOOR ADVENTURES, INC.
CABELA’S WHOLESALE, INC.
CABELA’S VENTURES, INC.
WW ACQUISITION COMPANY, LLC (FORMERLY WILD WINGS, LLC)
LEGACY TRADING COMPANY
CABELA’S TROPHY PROPERTIES, LLC
CABELA’S MARKETING AND BRAND MANAGEMENT, INC.
CABELA’S RETAIL LA, LLC
ORIGINAL CREATIONS, LLC
CABELA’S RETAIL GP, LLC
CRLP, LLC
CABELA’S RETAIL MO, LLC

By:
Name:	Ralph W. Castner
Title:	Vice President, CFO Secretary or Treasurer

VAN DYKE’S RESTORERS, INC. (FORMERLY VAN DYKE SUPPLY COMPANY, INC.)

By:
Name:	Jeff Jung
Title:	Secretary and Treasurer

CABELA’S RETAIL TX, L.P.

By:	Cabela’s Retail GP, LLC Its: General Partner

By:
Name:	Ralph W. Castner
Title:	Secretary and Treasurer

Ex A-3

CABELA’S RETAIL IL, INC.

By:
Name:	Ralph W. Castner
Title:	Secretary and Treasurer

Ex A-4

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